                            FALLBROOK NATIONAL BANK

                  DIRECTOR'S INDEXED FEE CONTINUATION PROGRAM

I.    DEFINITIONS

      A.    EFFECTIVE DATE:

            The Effective Date of the Fallbrook National Bank Director's Indexed Fee Continuation Program (the Plan) shall be September 24, 1996.

      B.    PLAN YEAR:

            Any reference to "the Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "the Plan Year" shall mean the period from the effective date to December 31 of the year of the Effective Date.

      C.    RETIREMENT DATE:

            Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age sixty-five
            (65) or such later date as the Director may actually retire.

      D.    TERMINATION OF SERVICE:

            Termination of Service shall mean voluntary resignation by the Director from service on the Board or failure of re-election to the Board, prior to the Retirement Date.

      E.    PRE-RETIREMENT ACCOUNT:

            A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of each director in the Plan. Prior to termination of service or a director's retirement, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Directors ceases to serve on the Board) by an amount equal to the annual earnings or loss for that Plan

            Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter], divided by the number of directors in the Plan [as defined in subparagraph I (I) hereinafter] during that Plan Year.

      F.    INDEX RETIREMENT BENEFIT:

            The Index Retirement Benefit for each director in the Plan shall be equal to the annual earnings or loss determined by the Index [subparagraph I (G)] less the Cost of Funds Expense [subparagraph I
            (H)], divided by the number of directors in the Plan [subparagraph I
            (I)], for each Plan Year in which the Index Retirement Benefit is due.

      G.    INDEX:

            The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described in the attached Exhibit "A" on the lives of the participating directors [described in subparagraph I (I)], as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date of the Plan.

            If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were actually purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations from the above named insurance company(ies) on the increase in value from such policy(ies) as if they had actually been in force which will be used to calculate the amount of the Index.

            In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and his beneficiaries shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured creditor of Bank.

      H.    COST OF FUNDS EXPENSE:

            The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above (Exhibit "A") plus the amount of any after-tax benefits paid to any director pursuant to the Plan (Paragraph II hereinafter) plus the


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            amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax cost of funds of the Bank's One Year Treasury Instrument as filed with the Federal Reserve or other primary Federal Regulator.

      I.    NUMBER OF PARTICIPATING DIRECTORS:

            The Number of Participating Directors for any Plan Year shall be the number of directors (including those in retirement status) participating in the Plan as of December 31 of the previous year. Participating directors are those directors listed on the attached Exhibit B less any of those directors who have died. The policy of a director who is no longer a participating director shall not be considered when computing the Index [subparagraph I (G)] in any Plan Year.

      J.    CHANGE OF CONTROL:

            Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank holding company from the Effective Date of this Agreement. For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

      K.    NORMAL RETIREMENT AGE:

            Normal Retirement Age shall mean the date on which the Director attains age sixty-five (65).

II.   INDEX BENEFITS

      A.    RETIREMENT BENEFITS:

            Subject to subparagraph II (C) hereinafter, a director who remains on the Board of the Bank until his Retirement Date defined in subparagraph I (C), shall be entitled to receive the balance in his Pre-Retirement Account in ten (10) equal annual installments commencing thirty days following the Director's Normal Retirement Date. In addition to these payments, commencing with the Plan Year in which the Director attains his Retirement Date, the Index Retirement Benefit (as defined in subparagraph I (F) above] for each Plan Year shall be paid to the Director until his death.


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

      B.    DEATH:

            Should the Director die prior to having received the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid to the beneficiary selected by the Director and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Director's estate.

      C.    TERMINATION OF SERVICE:

            Should a Director suffer a Termination of Service [subparagraph I
            (D)], he shall be entitled to receive the vested percent from the table below based on the Directors total years of service on the Board, times the balance in the Pre-Retirement Account paid over ten
            (10) years in equal installments commencing at the Director's Normal Retirement Age [subparagraph I (K)]. In addition to these payments, commencing in the Plan Year the Director reaches his Normal Retirement age [subparagraph I (K)], the vested percent from the table below based on the Directors total years of service on the Board, times the Index Retirement Benefit for each year shall be paid to the Director until his death.

                  Total Number of
                  Full Years of Service
                  on the Board                    Vested Percent
                  ------------                    --------------

                   less than 6                      00%
                      6                             20%
                      7                             40%
                      8                             60%
                      9                             80%
                    10 or more                     100%

            In addition, the Director shall receive one hundred percent (100%) of his Deferred Compensation Account (as defined in Paragraph III) immediately after a Termination of Service.

      D.    DISCHARGE FOR CAUSE:

            Should the Director be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs II (A), (B) or (C)] shall be forfeited. The term
            "for cause" shall mean gross negligence or gross neglect or the commission of a felony or gross-


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            misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement. However, deferral benefits under Paragraph III shall continue to be due and payable under the terms of this Agreement. Notwithstanding the above, the bank may in it's sole discretion pay the Directors Deferred Compensation Account to the Director in a lump sum upon his discharge for cause. In such case this Agreement shall terminate.

      E.    DEATH BENEFIT:

            Except as set forth above, there is no death benefit provided under this Agreement.

      F.    MINIMUM BENEFITS:

            The minimum amount of the benefits described in Paragraph II, hereof, shall be eight thousand dollars ($8,000) in each of the first three year following the Director's retirement.

III.  DEFERRAL BENEFITS

      Any director wishing to defer any portion or all of his director fees may elect to defer up to one hundred percent (100%) each year. However, the aggregate fees deferred under this agreement may not exceed one hundred thousand ($100,000) dollars. This limit applies to deferred fees only and shall not include any interest credited on those deferred fees. The Bank shall establish a Deferred Compensation Account in the name of the Director, and credit that account with the deferrals. The Bank shall also credit interest to the Deferred Compensation Account balance monthly. The interest rate credited shall be the Bank's average portfolio yield for the prior month, less two hundred (200) basis points.

      The Director will make his election to defer by filing with the Bank a written statement setting forth the amount and timing of the deferrals. This statement must be filed prior to having earned the deferred income.

      Upon the Director's Retirement Date or Termination of Service from the Board [subparagraph I (C) and (D) herein above], the balance of the Director's Deferred Compensation Account shall be payable to the Director in equal annual


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      installments of principle and interest at the rate of eight percent (8%)
      per annum. Director may elect to have such payments made according to any of the following options: lump sum, three years, five years, or ten years. The Director shall make such payment election no later that one year prior to Retirement Date. In the absence of an election, the benefit shall be payable in three equal annual installments.

      Should the Director die while there is a balance in his Deferred Compensation Account, such balance shall be paid pursuant to subparagraph II (C) herein above.

IV.   RESTRICTIONS UPON FUNDING

      The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The directors, their beneficiaries or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

      The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

      If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V.   CHANGE OF CONTROL

      Upon a Change of Control [as defined in subparagraph I (J) herein], if the Director is subsequently terminated then he shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously


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      serving the Bank until his Normal Retirement Age. The Director will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.



This Director's Indexed Retirement Program adopted this 24th day of September, 1996.



                                             FALLBROOK NATIONAL BANK

                                             /s/ E. Steve LeFevre
                                             -------------------------
                                             Chairman of the Board


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

                                   EXHIBIT A


1.   Assumed Insured:                    Merril J. Crow
     Insurance Company:                  First Penn-Pacific Life Insurance Company
     Policy Form:                        Flexible Premium Adjustable Life
     Policy Name:                        Premier
     Insured's Age:                      76
     Riders:                             None
     Ratings:                            According to the health of the insured
     Option:                             One
     Face Amount:                        $260,000.00
     Premiums Paid:                      $225,000.00
     Number of Premium Payments:         One
     Assumed Purchase Date:              July 27, 1996

2.   Assumed Insured:                    Roy B. Hiscock
     Insurance Company:                  First Penn-Pacific Life Insurance Company
     Policy Form:                        Flexible Premium Adjustable Life
     Policy Name:                        Premier
     Insured's Age:                      75
     Riders:                             None
     Ratings:                            According to the health of the insured
     Option:                             One
     Face Amount:                        $290,000.00
     Premiums Paid:                      $228,013.86
     Number of Premium Payments:         One
     Assumed Purchase Date:              November 5, 1996

3.   Assumed Insured:                    E. Steve LeFevre
     Insurance Company:                  Alexander Hamilton Life Insurance
     Policy Form:                        Flexible Premium Adjustable Life
     Policy Name:                        Executive Security Plan III
     Insured's Age:                      63
     Riders:                             None
     Ratings:                            According to the health of the insured
     Option:                             A
     Face Amount:                        $180,000.00
     Premiums Paid:                      $84,580.00
     Number of Premium Payments:         One
     Assumed Purchase Date:              October 29, 1996


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

                             EXHIBIT A (CONTINUED)


4.   Assumed Insured:                    E. Steve LeFevre
     Insurance Company:                  Alexander Hamilton Life Insurance
     Policy Form:                        Flexible Premium Adjustable Life
     Policy Name:                        Executive Security Plan III
     Insured's Age:                      62
     Riders:                             None
     Ratings:                            According to the health of the insured
     Option:                             A
     Face Amount:                        $200,000.00
     Premiums Paid:                      $115,420.10
     Number of Premium Payments:         One
     Assumed Purchase Date:              June 28, 1995

5.   Assumed Insured:                    Gordon T. Tucker
     Insurance Company:                  Alexander Hamilton Life Insurance
     Policy Form:                        Flexible Premium Adjustable Life
     Policy Name:                        Executive Security Plan III
     Insured's Age:                      57
     Riders:                             None
     Ratings:                            According to the health of the insured
     Option:                             One
     Face Amount:                        $495,000.00
     Premiums Paid:                      $200,000.00
     Number of Premium Payments:         One
     Assumed Purchase Date:              September 20, 1996


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

                                   EXHIBIT B


Director Name:                       Merril J. Crow
Address:                             2448 Gird Road, Fallbrook, California 92028
Date of Birth:                       July 28, 1919
Social Security Number:              ###-##-####

Director Name:                       Roy B. Hiscock
Address:                             Box 1629, Fallbrook, California 92088
Date of Birth:                       November 18, 1920
Social Security Number:              ###-##-####

Director Name:                       E. Steve LeFevre
Address:                             1479 Los Amigos, Fallbrook, California 92028
Date of Birth:                       April 22, 1933
Social Security Number:              ###-##-####

Director Name:                       Gordon T. Tucker
Address:                             2561 Havencrest Drive, Fallbrook, California 92028
Date of Birth:                       February 4, 1939
Social Security Number:              ###-##-####

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